UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 30, 2013

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Compensatory Arrangements of Certain Officers

Fiscal 2012 Short-Term Incentive Awards and Performance Unit Payments

On January 22, 2013, CyrusOne Inc. (the “Company”) filed its final prospectus with the Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Securities Act filed in connection with the Company’s Registration Statement on Form S-11 (File No. 333-183132), as amended (the “Form S-11”). At that time, the dollar amounts of certain fiscal 2012 short-term incentive awards to Gary J. Wojtaszek, David L. Ferdman and Kevin G. Timmons and the dollar amount of certain cash-settled performance units issued to Mr. Timmons under the Cincinnati Bell Inc. (“CBI”) 2007 Long Term Incentive Plan had yet to be determined because they were to be based on reviews and assessments that had yet to be completed. Partial distributions of the anticipated fiscal 2012 short-term incentive award payments were made in 2012 and were reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table reported in the Form S-11.

On January 30, 2013, the Compensation Committee of the Board of Directors of CBI determined that the applicable performance goals had been met and approved the dollar amounts of the fiscal 2012 short-term incentive award payment to Mr. Wojtaszek and the performance units earned by Mr. Timmons. The dollar amounts of the fiscal 2012 short-term incentive awards to Messrs. Ferdman and Timmons have yet to be determined because they will be based on reviews and assessments that still have yet to be completed.

An updated Summary Compensation Table reflecting the total compensation paid to each of the Company’s named executive officers for fiscal years ended December 31, 2011 and December 31, 2012 is set forth below. Changes to the updated Summary Compensation Table relate to the payment of the fiscal 2012 short-term incentive award to Mr. Wojtaszek and the payment under the performance units under the CBI 2007 Long Term Incentive Plan to Mr. Timmons. A further updated Summary Compensation Table is expected to be filed on Current Report Form 8-K once the dollar amounts of the fiscal 2012 short-term incentive awards to Messrs. Ferdman and Timmons are determined. Capitalized terms used in this disclosure that are not defined in this disclosure have the meanings as used or defined in the Form S-11.

Summary Compensation Table

The following table summarizes the compensation of each of our named executive officers for the executive’s service to the Predecessor for the fiscal years ended December 31, 2011 and 2012, respectively.

Name and Principal Position	Year	Salary	Bonus		Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Nonqualified Deferred Compensation Earnings		All Other Compensation (4)	Total
Gary J. Wojtaszek, President, Chief Executive Officer	2012 2011	$576,000 391,592	$	— —	$250,000 212,331	$219,319 —	$649,094 490,425	$	— —	$6,366 6,879	$1,700,779 1,101,227

David L. Ferdman, Chief Strategy Officer	2012	360,433		—	—	—	256,261		—	11,550	628,244
	2011	358,021		—	—	—	426,663		—	11,386	796,070

Kevin L. Timmons, Chief Technology Officer	2012	281,731		—	—	—	327,942		—	10,000	619,043

(1)

This amount reflects the grant-date fair value of the CBI stock-settled performance units issued in 2012 to Mr. Wojtaszek for the 2012-2014 performance cycle pursuant to the Cincinnati Bell Inc. 2007 Long Term Incentive Plan. Such amount assumes payout at target, the most probable outcome at the time of the grant, based on a grant date fair value of $3.40 per share of CBI common stock, computed in accordance with FASB ASC 718, assuming the number of awards that can be earned if target performance conditions are achieved. If the maximum payout is earned, the value of the performance units based on the stock price at the date of grant will be $375,000.

(2)	This amount reflects the grant-date fair value, computed in accordance with FASB ASC 718, of the CBI stock options issued in 2012 to Mr. Wojtaszek.
(3)

The dollar amounts of short-term incentive awards to Messrs. Ferdman and Timmons have yet to be determined because they will be based on reviews and assessments that have yet to be completed. Such amounts will be determined in February 2013, but each of Messrs. Ferdman and Timmons received a partial distribution of their anticipated short-term incentive awards during 2012, and these amounts are reflected in the “Non-Equity Incentive Plan Compensation” column above. The target and maximum amounts of this incentive for Messrs. Ferdman and Timmons are as follows and the actual amounts will be reduced by the partial distributions received during 2012:

	Target	Maximum
David L. Ferdman	367,500	735,000
Kevin L. Timmons	300,000	600,000

Mr. Wojtaszek’s dollar amount of short-term incentive awards has been determined to be $649,094. Payment, less any partial distributions received throughout 2012, will be made in February, 2013 and the amount reflected in the “Non-Equity Incentive Plan Compensation” column above has been updated to reflect this amount. With regards to Mr. Timmons’ cash-settled performance unit award, the amount has been determined to be $118,750. Payment will be made in February and the amount reflected in the “Non-Equity Incentive Plan Compensation” column above has been updated to reflect this amount.

(4)	The table below shows the components of the “All Other Compensation” column.

Name and Principal Position	Year	401(k) Match (1)	Life Insurance			Total “All Other Compensation”
Gary J. Wojtaszek	2012 2011	$6,366 6,879	$	— —		$6,366 6,879
David L. Ferdman	2012	10,000		1,550	(2)	11,550

	2011	8,250		3,136		11,386
Kevin L. Timmons	2012	10,000		—		10,000

(1)

Under the terms of the Cincinnati Bell Retirement Savings Plan, CBI’s matching contribution is equal to 100% on the first 3% and 50% on the next 2% of contributions made to the plan by the participant. Eligible compensation includes base salary plus any cash incentive compensation paid to eligible participants. The maximum CBI matching contribution is $9,800. Mr. Wojtaszek is a participant in the Cincinnati Bell Retirement Savings Plan. Under the terms of the CyrusOne 401(k) Savings Plan, discretionary matching contributions to the CyrusOne 401(k) Savings Plan may be made, subject to applicable statutory maximum contribution amounts. For 2012, CyrusOne’s matching contribution was equal to 50% on the first 8% of contributions made to the plan by the participant. Messrs. Ferdman and Timmons are participants in the CyrusOne 401(k) Savings Plan.

(2)	This amount reflects a life insurance premium paid by the Predecessor in 2012 for fiscal year 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2013	CYRUSONE INC.

	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Secretary